Exhibit 10.2

AMENDMENT NO. 2 TO SECOND RESTATED LICENSE AGREEMENT

This Amendment No. 2 to the Second Restated License Agreement (this “Amendment No. 2”) is made and effective as of September 20, 2016 by and between Crucell Holland B.V., a corporation organized under the laws of the Netherlands, having offices at Archimedesweg 4-6, 2333 CN Leiden, the Netherlands (“CRUCELL”) and Altimmune, Inc., a Delaware corporation, having offices located at 19 Firstfield Road, Gaithersburg, Maryland, USA 20878, f/k/a VAXIN INC., a Delaware corporation, having offices located at 1500 First Avenue North, Birmingham, Alabama, U.S.A. (“ALTIMMUNE”).

Recitals

Whereas CRUCELL and ALTIMMUNE entered into a Second Restated License Agreement effective as of October 4, 2005 (the “Agreement”);

Whereas CRUCELL and ALTIMMUNE entered into the Amendment No. 1 to Second Restated License Agreement effective as of September 25, 2015;

Whereas ALTIMMUNE is adding STRATEGIC PARTNERS; and

Whereas CRUCELL and ALTIMMUNE desire to further amend the Agreement on the terms and conditions set forth below in accordance with Section 14.1 of the Agreement.

NOW THEREFORE, for and in consideration of the mutual covenants contained herein, CRUCELL and ALTIMMUNE hereby agree as follows:

1.

Definitions and Cross References. Unless otherwise specified herein, each capitalized term shall have the meaning assigned to it in the Agreement and each reference to a Section or Article shall refer to the corresponding Section or Article in the Agreement. For clarity, the terms ALTIMMUNE and VAXIN shall have the same meaning.

2.	Exhibit 1.1 of the Agreement. Exhibit 1.1 of the Agreement is amended to add the following under the header Approved STRATEGIC PARTNERS:

Fujifilm Diosynth Biotechnologies
Emergent Biosciences

3.	3.Counterparts. This Amendment No. 2 may be executed is one or more counterparts or facsimiles thereof, each of which together shall constitute a single instrument.

(signature page follows)

IN WITNESS WHEREOF, CRUCELL and ALTIMMUNE have caused this Amendment No. 2 to be duly executed by their authorized representatives on the dates written herein below and effective as of September 20, 2016.

For: Crucell Holland B.V.For: Altimmune, Inc.

/s/ Maarten Santman/s/ William Enright

SignatureSignature

Maarten SantmanWilliam Enright

Printed NamePrinted Name

26 Sept 201620 Sept 2016

DateDate